EXHIBIT 10.1

             CREDIT AND SECURITY AGREEMENT DATED AS OF MAY 21, 2007 BETWEEN PETROHUNTER ENERGY CORPORATION AND PETROHUNTER
                OPERATING COMPANY AND GLOBAL PROJECT FINANCE AG









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                          CREDIT AND SECURITY AGREEMENT

                            Dated as of May 21, 2007

         PETROHUNTER ENERGY CORPORATION, a Maryland corporation, and its wholly-owned subsidiary, PETROHUNTER OPERATING COMPANY, a Maryland corporation (collectively, the "Borrower"), and GLOBAL PROJECT FINANCE AG (the "Lender"), hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.1 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                 (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

                 (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

                 "ACCOUNTS" means any "account," as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, "supporting obligations" as defined in the Uniform Commercial Code.

                 "AFFILIATE" or "AFFILIATES" means any Person controlled by, controlling or under common control with the Borrower, including (without limitation) any Subsidiary of the Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                 "AGREEMENT" means this Credit and Security Agreement, as amended, supplemented or restated from time to time.

                 "AS-EXTRACTED COLLATERAL" means any "as-extracted collateral," as such term is defined in the Uniform Commercial Code.

                 "AVAILABILITY PERIOD" means the period commencing upon the Funding Date and ending eighteen (18) months after the date of this Agreement.

                 "BANKING DAY" means a day other than a Saturday, Sunday or other day on which banks are generally not open for business in Denver, Colorado.

                 "BASE RATE" means the Prime Rate of interest as published in the WALL STREET JOURNAL.


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                 "CHATTEL PAPER" means any "chattel paper," as such term is defined in the Uniform Commercial Code.

                 "COLLATERAL" means all of the Borrower's Instruments (together with all payments thereon or thereunder), Accounts, Inventory, General Intangibles (including payment intangibles (as defined in the Uniform Commercial
Code) and Software), Equipment, Documents, Contracts, Goods, Investment Property, As-extracted Collateral, Trademarks, Patents and Copyrights, and all other tangible and intangible property of Borrower, including, without limitation, all Proceeds, tort claims, products, accessions, rents, profits, income, benefits, substitutions, additions and replacements of and to any of the property of Borrower described above (including, without limitation, any proceeds of insurance thereon, insurance claims and all rights, claims and benefits against any Person relating thereto), other rights to payments not otherwise included in the foregoing, and all books, correspondence, files, records, invoices and other papers, including without limitation all tapes, cards, computer runs, computer programs, computer files and other papers, documents and records in the possession or under the control of Borrower or any computer bureau or service company from time to time acting for Borrower, all of the foregoing as related to the Properties, and excluding any other assets owned by Borrower.

                 "COMMITMENT" means the Lender's best-efforts commitment to make Advances to or for the Borrower's account pursuant to Article II.

                 "CONTRACTS" means all contracts, undertakings, or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which the Borrower may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

                 "COPYRIGHTS" means any copyrights, rights and interests in copyrights, works protectable by copyrights, copyright registrations and copyright applications, including, without limitation, the copyright registrations and applications listed on SCHEDULE 1.1 attached hereto, and all renewals of any of the foregoing, all income, royalties, damages and payments now and hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

                 "CREDIT FACILITY" means the discretionary credit facility being made available to the Borrower by the Lender pursuant to Article II.

                 "DEBT" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as of the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.


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                 "DEFAULT" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

                 "DEFAULT PERIOD" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrower in writing that such Default or Event of Default has been cured or waived.

                 "DOCUMENTS" means any "documents," as such term is defined in the Uniform Commercial Code, and shall include, without limitation, all documents of title (as defined in the Uniform Commercial Code), bills of lading or other receipts evidencing or representing Inventory or Equipment.

                 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                 "ENVIRONMENTAL LAWS" has the meaning specified in Section 5.12.

                 "EQUIPMENT" means any "equipment," as such term is defined in the Uniform Commercial Code and, in any event, shall include, Motor Vehicles.

                 "EVENT OF DEFAULT" has the meaning specified in Section 8.1.

                 "FLOATING RATE" means an annual rate equal to the sum of the Base Rate plus six and three-fourths percent (6.75%), which annual rate shall change when and as the Base Rate changes.

                 "FUNDING DATE" has the meaning given in Section 2.1.

                 "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.5, except for any change in accounting practices to the extent that, due to a promulgation of the Financial Accounting Standards Board changing or implementing any new accounting standard, the Borrower either (i) is required to implement such change, or (ii) for future periods will be required to and for the current period may in accordance with generally accepted accounting principles implement such change, for its financial statements to be in conformity with generally accepted accounting principles (any such change is herein referred to as a "Required GAAP Change"), provided that the Borrower shall fully disclose in such financial statements any such Required GAAP Change and the effects of the Required GAAP Change on the Borrower's income, retained earnings or other accounts, as applicable.

                 "GENERAL INTANGIBLES" means any "general intangibles," as such term is defined in the Uniform Commercial Code, and, in any event, shall include, without limitation, all right, title and interest in or under any Contract, models, drawings, materials and records, claims, literary rights, goodwill, rights of performance, Copyrights, Trademarks, Patents, warranties, rights under insurance policies and rights of indemnification.


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                 "GOODS" means any "goods", as such term is defined in the
Uniform Commercial Code, including, without limitation, fixtures and embedded Software to the extent included in "goods" as defined in the Uniform Commercial Code.

                 "INSTRUMENTS" means any "instrument," as such term is defined in the Uniform Commercial Code, and shall include, without limitation, promissory notes, drafts, bills of exchange, trade acceptances, letters of credit, letter of credit rights (as defined in the Uniform Commercial Code), and Chattel Paper.

                 "INVENTORY" means all of the Borrower's inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

                 "INVESTMENT PROPERTY" means any "investment property", as such term is defined in the Uniform Commercial Code.

                 "LOAN DOCUMENTS" means this Agreement, the Note and the Security Documents.

                 "MATURITY DATE" means thirty (30) months from the date of this Agreement.

                 "MAXIMUM LINE" means Sixty Million Dollars ($60,000,000.00).

                 "MOTOR VEHICLES" means motor vehicles for which ownership is evidenced by a Certificate of Title.

                 "NOTE" means the Borrower's promissory note, payable to the order of the Lender in substantially the form of EXHIBIT A hereto, as the same may hereafter be amended, supplemented or restated from time to time, and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time and any note or notes issued in substitution therefor.

                 "PATENTS" means any patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein, all patentable inventions and those patents and patent applications listed on Schedule 1.1 attached hereto, and the reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

                 "PERMITTED LIEN" has the meaning given in Section 7.1.


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                 "PERSON" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                 "PETROHUNTER STOCK" means the common stock of PetroHunter Energy Corporation, a Maryland corporation.

                 "PLAN" means an employee benefit plan or other plan maintained for the Borrower's employees and covered by Title IV of ERISA.

                 "PROCEEDS" means "proceeds," as such term is defined in the Uniform Commercial Code and, in any event, includes, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (c) any and all other amounts from time to time paid or payable under, in respect of or in connection with any of the Collateral.

                 "PROPERTIES" means the Borrower's oil and gas mineral interests owned as set forth on Schedule 1.1.

                 "REPORTABLE EVENT" shall have the meaning assigned to that term in Title IV of ERISA.

                 "SECURITY DOCUMENTS" means this Agreement and any other document delivered to the Lender from time to time to secure the repayment of the Note, as the same may hereafter be amended, supplemented or restated from time to time.

                 "SECURITY INTEREST" has the meaning given in Section 3.1.

                 "SOFTWARE" means all "software" as such term is defined in the Uniform Commercial Code, now owned or hereafter acquired by the Borrower, other than software embedded in any category of Goods, including, without limitation, all computer programs and all supporting information provided in connection with a transaction related to any program.

                 "SUBSIDIARY" means any corporation or entity of which more than 50% of the equity is at the time directly or indirectly owned by the Borrower, by the Borrower and one or more other Subsidiaries, or by one or more other Subsidiaries.

                 "TERMINATION DATE" means the earliest of (i) the end of the Availability Period, (ii) the date the Borrower terminates the Credit Facility, or (iii) the date the Lender demands payment of the Note.

                 "TRADEMARKS" means any trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or


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appear, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, the trademarks and applications listed in SCHEDULE 1.1 attached hereto and renewals thereof, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect to any of the foregoing, including, without limitation, damages and payments for past, present and future infringements of any of the foregoing and the right to sue for past, present and future infringements of any of the foregoing.

                 "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.13 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

         Section 1.2 CROSS REFERENCES. All references in this Agreement to Articles, Sections and subsections, shall be to Articles, Sections and subsections of this Agreement unless otherwise explicitly specified.

                                   ARTICLE II
                     AMOUNT AND TERMS OF THE CREDIT FACILITY

         Section 2.1 ADVANCES. The Lender shall use its best efforts to make advances in such amounts and at such dates as may be agreed upon by the Lender and the Borrower from the date all of the conditions set forth in Section 4.1 are satisfied (the "FUNDING DATE") to the Termination Date, on the terms and subject to the conditions herein set forth (the "ADVANCES"). The Advances shall not exceed the amount of the Maximum Line. The Borrower's obligation to pay the Advances shall be evidenced by the Note and shall be secured by the Collateral as provided in Article III. The Borrower agrees to comply with the following procedures in requesting Advances under this Section 2.1:

                 (a) The Borrower shall make each request for an Advance to the Lender in writing, specifying the date of the requested Advance and the amount thereof. Each request shall be by (i) any officer of either of the entities constituting the Borrower; or (ii) any person designated as the Borrower's agent by any officer of either of the entities constituting the Borrower in a writing delivered to the Lender; or (iii) any person whom the Lender reasonably believes to be an officer of the Borrower or such a designated agent.

                 (b) Upon fulfillment of the applicable conditions set forth in
Article IV, the Lender shall disburse the proceeds of the requested Advance within five (5) days by wiring the same to the Borrower's account identified in the Advance request. Any request for an Advance shall be deemed to be a representation by the Borrower that the conditions set forth in Section 4.2 have been satisfied as of the time of the request.

         Section 2.2 INTEREST; USURY. Interest accruing on the Note shall be due and payable in arrears on the last day of each calendar quarter, beginning June 30, 2007.

                 (a) NOTE. Except as set forth in Section 2.2(b), the outstanding principal balance of the Note shall bear interest at the Floating Rate. Advances shall be added to the principal balance of the Note upon receipt of the Advance by the Borrower. An Advance


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shall be deemed to be received by the Borrower when it is credited to the account identified in the Borrower's wiring instructions.

                 (b) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Notwithstanding anything to the contrary contained in any Loan Document, all agreements which either now are or which shall become agreements between the Borrower and the Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by the usury laws of the State of Colorado. If any payments in the nature of interest, additional interest and other charges made under any Loan Document are held to be in excess of the applicable limits imposed by the usury laws of the State of Colorado, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by the usury laws of the State of Colorado, in compliance with the desires of the Borrower and the Lender. This provision shall never be superseded or waived and shall control every other provision of the Loan Documents and all agreements between the Borrower and the Lender, or their successors and assigns.

         Section 2.3 ADVANCE FEES. The Borrower hereby agrees to pay the Lender an Advance Fee equal to two percent (2%) of the amount of the Advance, payable when the Lender makes the Advance to Borrower. Section 2.4 WARRANTS. The Borrower shall issue to the Lender warrants to purchase two million (2,000,000) shares of PetroHunter Stock upon the execution of this Agreement and warrants to purchase four hundred thousand (400,000) shares of PetroHunter Stock for each One Million Dollars ($1,000,000) of Advance upon each Advance. The warrants will be exercisable until five (5) years of the date of this Agreement. The exercise price of the warrants shall be a price equal to one hundred twenty percent (120%) of the weighted average price of the PetroHunter Stock for the thirty
(30) days immediately prior to each warrant issuance date.

         Section 2.5 COMPUTATION OF INTEREST; WHEN INTEREST DUE AND PAYABLE. Interest accruing on the outstanding principal balance of the Advances outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 365 days. Interest shall be payable in arrears on the last day of each calendar quarter beginning June 30, 2007 and on the Maturity Date.

         Section 2.6 VOLUNTARY PREPAYMENT; TERMINATION OF THE CREDIT FACILITY BY THE BORROWER. Except as otherwise provided herein, the Borrower may prepay the Advances in whole or in part at any interest payment date without notice, penalty, or bonus. The Borrower may terminate the Credit Facility at any time if it (i) gives the Lender at least 30 days' prior written notice. Subject to termination of the Credit Facility and payment and performance of the Note, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrower is entitled by law.


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         Section 2.7 MANDATORY PREPAYMENT. If the Properties are sold in whole or in part, Borrower agrees to make a mandatory prepayment in an amount equal to such sales proceeds, not to exceed the outstanding balances under the Credit Facility only with respect to that portion of the Properties sold.

         Section 2.8 MANDATORY REPAYMENT. Beginning at the end of the first quarter following the end of the Availability Period, the Borrower shall commence making principal payments. Principal payments shall be made in such amounts as may be agreed upon by the Borrower and the Lender based on the then outstanding principal balance in order to repay the Advances by the Maturity Date.

         Section 2.9 PAYMENT ON NON-BANKING DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances, as the case may be.

         Section 2.10 USE OF PROCEEDS. The Borrower shall use the proceeds of Advances to provide funds for drilling, development, installation and operation of facilities all related to Borrower's interest in its Piceance Basin properties in Colorado, and other mineral interests owned and to be acquired by Borrower, as well as ongoing working capital needs.

                                   ARTICLE III
                                SECURITY INTEREST

         Section 3.1 GRANT OF SECURITY INTEREST. The Borrower hereby pledges, assigns and grants to the Lender a first priority perfected mortgage and security interest (collectively referred to as the "SECURITY INTEREST") in the Properties and Collateral, as security for the payment of the Note and its performance under the Loan Documents, limited to the specific portion of the Properties and Collateral to which the Advances are applied by the Borrower and hereafter acquired by the Borrower. The Lender hereby acknowledges and agrees that the Security Interest in the Properties and Collateral is also available on a pro rata basis with the lender identified in that certain Credit and Security Agreement dated as of January 9, 2007 between the Borrower and Global Project Finance AG.

         Section 3.2 VENDOR AND OTHER FINANCING. The Lender hereby agrees to cooperate and work with the Borrower to the fullest extent possible to accommodate vendor financing and other potential facilities by which the Borrower shall seek to finance supplementally stand-alone development activities on the Properties.

         Section 3.3 NOTIFICATION OF ACCOUNT DEBTORS AND OTHER OBLIGORS. During any Default Period, the Lender may notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrower will join in giving such notice if the Lender so requests. At any time after the Borrower or the Lender gives such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in the Borrower's name, demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make


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any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor.

         Section 3.4 ASSIGNMENT OF INSURANCE. As additional security for the payment of the Note, the Borrower hereby assigns to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrower with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrower hereby directs the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a Default Period then exists, the Lender may (but need not), in the Lender's name or in the Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

         Section 3.5 LICENSE. The Borrower hereby grants to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrower for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

         Section 3.6 FINANCING STATEMENT. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by the Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

                  Name and address of Debtor:

                  PetroHunter Energy Corporation
                  1875 Lawrence Street, Suite 1400
                  Denver, CO 80202
                  Federal Tax Identification No. 98-0431245

                  Name and address of Secured Party:

                  Global Project Finance AG
                  Tuerlacherweg 40
                  6060 Sarnen
                  Switzerland

                                   ARTICLE IV
                              CONDITIONS OF LENDING

         Section 4.1 CONDITIONS PRECEDENT TO INITIAL ADVANCE. The obligation of the Lender to make the initial Advance hereunder shall be subject to the following conditions:


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                 (a) Receipt of the following, each in form and substance
satisfactory to the Lender:

                        (i) This Agreement, properly executed by the Borrower.

                        (ii) The Note, properly executed by the Borrower.

                        (iii) Such financial statements of the Borrower as requested by the Lender.

                        (iv) Current searches of appropriate filing offices showing that (A) no state or federal tax liens have been filed and remain in effect against the Borrower, (B) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against the Borrower except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (C) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

                        (v) A certificate of the Borrower's Secretary or Assistant Secretary certifying as to (A) the resolutions of the Borrower's directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (B) the Borrower's articles of incorporation and bylaws, and (C) the signatures of the Borrower's officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on the Borrower's behalf.

                        (vi) A current certificate issued by the Secretary of State of Colorado certifying that Borrower is in compliance with all applicable organizational requirements of the State of Colorado.

                        (vii) Evidence that the Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                        (viii) A certificate of an officer of Borrower confirming, in his personal capacity, the representations and warranties set forth in Article V.

                        (ix) An opinion of counsel to the Borrower, addressed to the Lender.

                        (x) Such other documents as the Lender in its sole discretion may require.

                 (b) Receipt of reimbursement for all reasonable agreed-upon expenses for which invoices have been presented to the Borrower.


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                 (c) The Lender's completion and satisfaction of the business, gas market, financial, legal, title, engineering and environmental due diligence on the Properties, the Collateral and the Borrower conducted by the Lender.

                 (d) Title review of the Properties, including the Borrower's right to produce oil and gas from wells held under oil and gas leases, satisfactory to the Lender and its counsel.

                 (e) No material adverse changes in the Borrower or the Properties shall have occurred.

         Section 4.2 CONDITIONS PRECEDENT TO ALL ADVANCES. The Lender will not fund further requests for an Advance unless on such date:

                 (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

                 (b) no event has occurred and is continuing, or would result from such Advance which constitutes a Default or an Event of Default.

                                    ARTICLE V
                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Lender as follows:

         Section 5.1 CORPORATE EXISTENCE AND POWER; NAME; CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT LOCATIONS; TAX IDENTIFICATION NUMBER. Each Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its existence, the Borrower has done business solely under the names set forth in Schedule 5.1 hereto. The Borrower's chief executive office and principal place of business is located at the address set forth in Schedule
5.1 hereto, and all of the Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations set forth in Schedule 5.1 hereto. The Borrower's tax identification numbers are correctly set forth in Section 3.6 hereto.

         Section 5.2 AUTHORIZATION OF BORROWING; NO CONFLICT AS TO LAW OR AGREEMENTS. The execution, delivery and performance by the Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the Borrower's


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stockholders; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Borrower's articles of incorporation or bylaws; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

         Section 5.3 LEGAL AGREEMENTS. This Agreement constitutes and, upon due execution by the Borrower, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms.

         Section 5.4 SUBSIDIARIES. Except as set forth in Schedule 5.4, the Borrower has no Subsidiaries.

         Section 5.5 FINANCIAL CONDITION; NO ADVERSE CHANGE. The Borrower has heretofore furnished to the Lender consolidated audited financial statements of the Borrower for the year ended September 30, 2006 and consolidated unaudited financial statements for the six months ended March 31, 2007, and those statements fairly present the Borrower's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with generally accepted accounting principles. Since the date of the most recent financial statements, there has been no material adverse change in the Borrower's business, properties or condition (financial or otherwise).

         Section 5.6 LITIGATION. There are no actions, suits or proceedings pending or, to the Borrower's knowledge, threatened against or affecting the Borrower or the properties of the Borrower before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to the Borrower, would have a material adverse effect on the financial condition, properties or operations of the Borrower.

         Section 5.7 REGULATION U. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

         Section 5.8 TAXES. The Borrower has paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by it. The Borrower has filed all federal, state and local tax returns which to the knowledge of the officers of the Borrower, are required to be filed, and the Borrower has paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

         Section 5.9 TITLES AND LIENS. Borrower has good and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest financial statements referred to in Section 5.5 and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for Permitted Liens. No financing statement naming the Borrower as debtor is on file in any office except to perfect only Permitted Liens.

         Section 5.10 PLANS. Except as disclosed to the Lender in writing prior to the date hereof, the Borrower does not maintain and has not maintained any Plan. The Borrower has not received any notice or has any knowledge to the effect that it is not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan.

         Section 5.11 DEFAULT. The Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on the Borrower's financial condition, properties or operations.

         Section 5.12 ENVIRONMENTAL MATTERS.

                 (a) DEFINITIONS. As used in this Agreement, "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

                 (b) To the Borrower's best knowledge, Borrower is in compliance with any and all Environmental Laws, (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) is in compliance with all terms and conditions of any such permit, license or approval.

         Section 5.13 SUBMISSIONS TO LENDER. All financial and other information provided to the Lender by or on behalf of the Borrower in connection with the Borrower's request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or proforma financial statements, present a good faith opinion as to such projections, valuations and proforma condition and results.

         Section 5.14 FINANCING STATEMENTS. The Borrower has provided to the Lender signed financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in the Properties and all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing financing statements. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

         Section 5.15 RIGHTS TO PAYMENT. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrower's records pertaining thereto as being obligated to pay such obligation.

         Section 5.16 FINANCIAL SOLVENCY. Both before and after giving effect to all of the transactions contemplated in the Loan Documents, the Borrower:

                 (a) was not or will not be insolvent, as that term is used and defined in Section 101(32) of the United States Bankruptcy Code and Section 2 of the Uniform Fraudulent Transfer Act;

                 (b) is not engaged or is not about to engage in a business or a transaction for which any remaining assets of the Borrower are unreasonably small;

                 (c) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, does not intend to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

                 (d) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, does not intend to hinder, delay or defraud either its present or future creditors; and

                 (e) at this time does not contemplate filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law any jurisdiction, nor, to the best knowledge of the Borrower, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.

                                   ARTICLE VI
                        BORROWER'S AFFIRMATIVE COVENANTS

         So long as the Note shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower will comply with the following requirements, unless the Lender shall otherwise consent in writing:

         Section 6.1 REPORTING REQUIREMENTS. The Borrower will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

                 (a) as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrower, the Borrower's consolidating and consolidated audited financial statements with the unqualified opinion of independent certified public accountants selected by the Borrower and acceptable to the Lender, which annual financial statements shall include the Borrower's balance sheet as of the end of such fiscal year and the related statements of the Borrower's income, retained earnings and cash flows for the fiscal year then ended, prepared, if the Lender so requests, on a consolidating and consolidated basis to include any Subsidiaries, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants; and (ii) a certificate of Borrower's chief financial officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                 (b) as soon as available and in any event within 45 days after the end of each fiscal quarter, a consolidating and consolidated unaudited balance sheet and statements of income and retained earnings of the Borrower as at the end of and for such quarter and for the year to date period then ended, prepared, on a consolidating and consolidated basis to include any Subsidiaries, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of Borrower's chief financial officer, substantially in the form of EXHIBIT B hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, and (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto;

                 (c) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting the Borrower of the type described in Section 5.12 or which seek a monetary recovery against the Borrower in excess of One Hundred Thousand Dollars ($100,000.00);

                 (d) as promptly as practicable (but in any event not later than five business days) after an officer of the Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a

Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrower of the steps being taken by the Borrower to cure the effect of such breach, default or event;

                 (e) as soon as possible and in any event within 30 days after the Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Borrower's chief financial officer setting forth details as to such Reportable Event and the action which the Borrower proposes to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

                 (f) as soon as possible, and in any event within 10 days after the Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the Borrower's chief financial officer setting forth details as to such failure and the action which the Borrower proposes to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

                 (g) promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

                 (h) promptly upon their distribution, copies of all financial statements, reports and proxy statements which the Borrower shall have sent to its stockholders;

                 (i) promptly after the sending or filing thereof, copies of all regular and periodic reports which the Borrower shall file with the Securities and Exchange Commission or any national securities exchange;

                 (j) promptly upon knowledge thereof, notice of the Borrower's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect the Borrower's business or its financial condition; and

                 (k) from time to time, with reasonable promptness, any and all purchase agreements entered into by Borrower (whether as buyer or seller), Motor Vehicle certificates of title, Motor Vehicle lien releases, copies of checks or drafts for Motor Vehicle purchases, receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

         Section 6.2 BOOKS AND RECORDS; INSPECTION AND EXAMINATION. The Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to the Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of the Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to the Borrower, and to discuss the Borrower's affairs with any of its directors, officers, employees or agents. The Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of the Borrower at any time during ordinary business hours.

         Section 6.3 ACCOUNT VERIFICATION. The Lender may at any time and from time to time send or require the Borrower to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

         Section 6.4 COMPLIANCE WITH LAWS.

                 (a) The Borrower will (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

                 (b) Without limiting the foregoing undertakings, the Borrower specifically agrees that it will comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws.

         Section 6.5 PAYMENT OF TAXES AND OTHER CLAIMS. The Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of the Borrower; provided, that the Borrower shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

         Section 6.6 MAINTENANCE OF PROPERTIES.

                 (a) The Borrower will keep and maintain the Collateral, the other collateral covered by the Security Documents and all of its other properties necessary or useful in its business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrower from discontinuing the operation and maintenance of any of its properties if such discontinuance is, in the Lender's judgment, desirable in the conduct of the Borrower's business and not disadvantageous in any material respect to the Lender.

                 (b) The Borrower will defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

                 (c) The Borrower will keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except Permitted Liens.

         Section 6.7 INSURANCE. The Borrower will obtain and at all times maintain insurance with insurers believed by the Borrower to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrower operates. Without limiting the generality of the foregoing, the Borrower will at all times maintain business interruption insurance including coverage for force majeure and keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

         Section 6.8 PRESERVATION OF EXISTENCE. The Borrower will preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

         Section 6.9 DELIVERY OF INSTRUMENTS, ETC. Upon request by the Lender, the Borrower will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the Borrower.

         Section 6.10 PERFORMANCE BY THE LENDER. If the Borrower at any time fails to perform or observe any of the foregoing covenants contained in this
Article VI or elsewhere herein, and if such failure shall continue for a period of ten calendar days after the Lender gives the Borrower written notice thereof (or in the case of the agreements contained in Sections 6.5 and 6.7, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrower (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrower shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Floating Rate. To facilitate the Lender's performance or observance of such covenants of the Borrower, the Borrower hereby irrevocably appoints the Lender, or the Lender's delegate, acting alone, as the Borrower's attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of the Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrower under this Section 6.10.

         Section 6.11 PARTICIPATION IN FUTURE ISSUANCES. Lender shall have the right to participate in any future debt or equity financings (a "FUTURE FINANCING") by the Borrower. For purposes of this SECTION 6.11, however, a Future Financing shall not include the issuance of PetroHunter Stock pursuant to the exercise of options or in accordance with the terms of any employee benefit or compensation plan adopted by the Borrower. Lender shall be entitled to receive written notice of any Future Financing (an "OFFERING NOTICE") at least fifteen (15) days prior to the proposed closing date of such Future Financing, which Offering Notice must include a description of the securities to be offered, sold or exchanged, including the price and other terms upon which they are to be issued, sold or exchanged, the parties to whom such securities are being offered, sold or exchanged and the number or amount of the offered securities to be issued, sold or exchanged. If Lender elects to participate in a Future Financing, Lender must give written notice of such election to the Borrower within seven (7) days following the receipt by Lender of the Offering Notice. Such participation by Lender in any Future Financing shall be at the same price and otherwise on the same terms as those described in the Offering Notice.

         Section 6.12 PARTICIPATION IN CREDIT FACILITY. In the event a Person expresses interest in participating in this Credit Facility, the Borrower shall refer that Person to Lender. The Borrower agrees that while the Note is outstanding, it will not enter into another credit facility or similar agreement with another Person without the express written consent of Lender.

                                   ARTICLE VII
                               NEGATIVE COVENANTS

         So long as the Note shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrower agrees that, without the Lender's prior written consent, which shall not be unreasonably withheld:

         Section 7.1 LIENS. The Borrower will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; excluding, HOWEVER, from the operation of the foregoing, the following (collectively, "Permitted Liens"):

                 (a) in the case of any of the Borrower's property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with the Borrower's business or operations as presently conducted;

                 (b) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in Schedule
7.1 hereto, securing indebtedness for borrowed money permitted under Section
7.2;

                 (c) the Security Interest and liens and security interests created by the Security Documents; and

                 (d) purchase money security interests relating to the acquisition of machinery and equipment of the Borrower not exceeding the cost or fair market value thereof so long as no Default Period is then in existence and none would exist immediately after such acquisition.

         Section 7.2 INDEBTEDNESS. The Borrower will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on the Borrower's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                 (a) indebtedness arising hereunder;

                 (b) indebtedness of the Borrower in existence on the date hereof and listed in Schedule 7.2 hereto; and

                 (c) indebtedness relating to liens permitted in accordance with
Section 7.1.

         Section 7.3 GUARANTIES. The Borrower will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                 (a) the endorsement of negotiable instruments by the Borrower for deposit or collection or similar transactions in the ordinary course of business; and

                 (b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in Schedule 7.2 hereto.

         Section 7.4 INVESTMENTS. The Borrower will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

                 (a) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                 (b) travel advances or loans to the Borrower's officers and employees not exceeding at any one time an aggregate of Ten Thousand Dollars ($10,000.00); and

                 (c) advances in the form of progress payments, prepaid rent not exceeding one month or security deposits.

         Section 7.5 DIVIDENDS. Except as set forth below, the Borrower will not declare or pay any dividends (other than dividends payable solely in stock of the Borrower) on any class of its stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly or indirectly.

         Section 7.6 SALE OR TRANSFER OF ASSETS; SUSPENSION OF BUSINESS OPERATIONS. The Borrower will not sell, lease, assign, transfer or otherwise dispose of (i) its stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrower will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

         Section 7.7 CONSOLIDATION AND MERGER; ASSET ACQUISITIONS. The Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

         Section 7.8 SALE AND LEASEBACK. The Borrower will not enter into any arrangement, directly or indirectly, with any other Person whereby the Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which the Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

         Section 7.9 RESTRICTIONS ON NATURE OF BUSINESS. The Borrower will not engage in any line of business materially different from that presently engaged in by the Borrower and will not purchase, lease or otherwise acquire assets not related to its business.

         Section 7.10 ACCOUNTING. The Borrower will not adopt any material change in accounting principles other than as required by GAAP. The Borrower will not adopt, permit or consent to any change in its fiscal year.

         Section 7.11 DEFINED BENEFIT PENSION PLANS. The Borrower will not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10.

         Section 7.12 OTHER DEFAULTS. The Borrower will not permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon the Borrower.

         Section 7.13 PLACE OF BUSINESS; NAME. The Borrower will not transfer its chief executive office or principal place of business, or move, relocate, close or sell any business location. The Borrower will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrower will not change its name.

         Section 7.14 ORGANIZATIONAL DOCUMENTS. The Borrower will not amend its certificate of incorporation, articles of incorporation or bylaws. The Borrower will not become an S Corporation.

         Section 7.15 SALARIES. The Borrower will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or increase the salary, bonus, commissions, consultant fees or other compensation of any director, officer or consultant, or any member of their families, by more than 10% in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment.

         Section 7.16 CHANGE IN OWNERSHIP. The Borrower will not issue or sell any stock of the Borrower, and will not permit or suffer to occur the sale, transfer, assignment, pledge or other disposition of any of the issued and outstanding shares of stock of the Borrower if the result shall be to vest majority ownership of Borrower or control of the majority of any class of voting stock of Borrower in any Person or Persons other than those Persons who constitute the majority of shareholders of Borrower as of the date of this Agreement.

         Section 7.17 PAYMENTS TO AFFILIATES. Except as provided in agreements existing as of the date of this Agreement, the Borrower shall not make any transfer, conveyance, loan or payment of any kind to any Affiliate.

         Section 7.18. ACQUISITION OF PROPERTIES. The Borrower shall not acquire any additional oil and gas properties that have a cost in excess of $1,000,000 without the approval of the Lender. In the event that the Borrower has entered into credit facilities similar to this Agreement, the Borrower shall obtain the approval of the holders of at least 60% of the outstanding amount of all such credit facilities. This Section 7.18 shall not apply to the proposed acquisition of the Powder River Basin assets from Galaxy Energy Corporation.

                                  ARTICLE VIII
                     EVENTS OF DEFAULT, RIGHTS AND REMEDIES

         Section 8.1 EVENTS OF DEFAULT. "Event of Default", wherever used herein, means any one of the following events:

                 (a) Default in the payment of the Note when it becomes due and payable;

                 (b) Default in the payment of any fees, costs or expenses required to be paid by the Borrower under this Agreement;

                 (c) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement;

                 (d) Either Borrower shall be or become insolvent, or admit in writing its inability to pay its Debts as they mature, or make an assignment for the benefit of creditors; or either Borrower shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of Borrower; or either Borrower shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against either Borrower; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of Borrower;

                 (e) A petition shall be filed by or against Borrower under the United States Bankruptcy Code naming Borrower as debtor;

                 (f) Any representation or warranty made by Borrower in this Agreement, or by Borrower (or any of its officers) in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement shall prove to have been incorrect in any material respect when deemed to be effective;

                 (g) The rendering against Borrower of a final judgment, decree or order for the payment of money in excess of One Hundred Thousand Dollars ($100,000.00) and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution;

                 (h) A default under any bond, debenture, note or other evidence of indebtedness of Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease;

                 (i) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or Borrower shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on Borrower's assets in favor of the Plan;

                 (j) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrower hereunder or under any note;

                 (k) Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the Lender's prior written consent; and

                 (l) Borrower shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued.

         Section 8.2 RIGHTS AND REMEDIES. During any Default Period, the Lender may exercise any or all of the following rights and remedies:

                 (a) the Lender may, by notice to the Borrower, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

                 (b) the Lender may, by notice to the Borrower, declare the Note to be forthwith due and payable, whereupon the Note shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrower hereby expressly waives;

                 (c) the Lender may, without notice to the Borrower and without further action, apply any and all money owing by the Lender to the Borrower to the payment of the Note;

                 (d) the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which Borrower hereby expressly waives) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, Borrower will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to the parties;

                 (e) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

                 (f) the Lender may exercise any other rights and remedies available to it by law or agreement.

         Notwithstanding the foregoing, upon the occurrence of an Event of Default described in subsections (d) or (e) of Section 8.1, the Note shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

         Section 8.3 CERTAIN NOTICES. If notice to the Borrower of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.3) at least ten calendar days before the date of intended disposition or other action.

                                   ARTICLE IX
                                  MISCELLANEOUS

         Section 9.1 NO WAIVER; CUMULATIVE REMEDIES. No failure or delay by the Lender in exercising any right, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

         Section 9.2 AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by the Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

         Section 9.3 ADDRESSES FOR NOTICES, ETC. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  If to Borrower:

                  PetroHunter Energy Corporation
                  1875 Lawrence Street, Suite 1400
                  Denver, CO 80202
                  Telecopier:  303 572 8927
                  Attention: David Brody

                  If to the Lender:

                  Global Project Finance AG
                  Tuerlacherweg 40
                  6060 Sarnen
                  Switzerland

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender.

         Section 9.4 FURTHER DOCUMENTS. The Borrower will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrower executes, delivers or endorses any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

         Section 9.5 COLLATERAL. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrower is entitled to any surplus and shall remain liable for any deficiency.

         Section 9.6 COSTS AND EXPENSES. The Borrower shall pay upon receipt of appropriate invoices those costs and expenses, including (without limitation) attorneys' fees, incurred by the Lender in connection with the Note, this Agreement, the Loan Documents, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, which the Borrower has agreed to pay.

         Section 9.7 INDEMNITY. In addition to the payment of expenses pursuant to Section 9.6, Borrower agrees to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "Indemnitees") from and against any of the following (collectively, "Indemnified Liabilities"):

                 (i) any and all transfer taxes, documentary taxes, assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

                 (ii) any claims, loss or damage to which any Indemnitee may be subjected if any representation or warranty contained in Section 5.12 proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.4(b); and

                 (iii) any and all other liabilities, losses, damages, penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrower, or counsel designated by the Borrower and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrower's sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrower shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrower's obligation under this Section 9.7 shall survive the termination of this Agreement and the discharge of the Borrower's other obligations hereunder.

         Section 9.8 EXECUTION IN COUNTERPARTS. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

         Section 9.9 PARTICIPANTS. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

         Section 9.10 BINDING EFFECT; ASSIGNMENT; COMPLETE AGREEMENT. The Loan Documents shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights thereunder or any interest therein without the Lender's prior written consent. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof.

         Section 9.11 SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         Section 9.12 HEADINGS. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         Section 9.13 GOVERNING LAW; JURISDICTION, VENUE; WAIVER OF JURY TRIAL. The Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of Colorado. The parties hereto hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of Colorado in connection with any controversy related to this Agreement; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or the Borrower in connection with this Agreement or the other Loan Documents shall be venued in either the District Court of the City and County of Denver, Colorado, or the United States District Court, District of Colorado; and
(iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY.]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                            GLOBAL PROJECT FINANCE AG



                            By /S/ CHRISTIAN RUSSENBERGER
                              --------------------------------------------------

                            Its      DIRECTOR
                               -------------------------------------------------


                            PETROHUNTER ENERGY CORPORATION, a Maryland corporation



                            By /S/ GARRY LAVOLD
                              --------------------------------------------------

                            Its      PRESIDENT
                               -------------------------------------------------


                            PETROHUNTER OPERATING COMPANY, a Maryland corporation



                            By /S/ GARRY LAVOLD
                              --------------------------------------------------

                            Its      PRESIDENT
                               -------------------------------------------------

                         Table of Exhibits and Schedules

Exhibit A                    Form of Note

Exhibit B                    Compliance Certificate


--------------------------------------------------------------------------------

Schedule 1.1                 Copyrights, Patents, Properties and Trademarks

Schedule 5.1 Trade Names, Chief Executive Office, Principal Place of Business, and Locations of Collateral

Schedule 5.4                 Subsidiaries

Schedule 7.1                 Permitted Liens

Schedule 7.2                 Permitted Indebtedness and Guaranties

                                      Exhibit A to Credit and Security Agreement

                                 PROMISSORY NOTE

$60,000,000.00                                                  Denver, Colorado
                                                                    May __, 2007

         For value received, the undersigned, PETROHUNTER ENERGY CORPORATION, a Maryland corporation, and PETROHUNTER OPERATING COMPANY, a Maryland corporation (collectively, the "Borrower"), hereby promise to pay on the Termination Date under the Credit Agreement (defined below), to the order of GLOBAL PROJECT FINANCE AG (the "Lender"), at its main office in Sarnen, Switzerland, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of SIXTY MILLION AND NO/100 DOLLARS ($60,000,000.00) or, if less, the aggregate unpaid principal amount of all Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 365-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

         This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

         The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

         Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

PETROHUNTER ENERGY CORPORATION,       PETROHUNTER OPERATING COMPANY,
a Maryland corporation                a Maryland corporation

By                                    By
   ------------------------------        ---------------------------------------

Its                                   Its
    -----------------------------        ---------------------------------------


                                    EXHIBIT A

                                      Exhibit B to Credit and Security Agreement

                             COMPLIANCE CERTIFICATE

To:               Global Project Finance AG



Date:             ___________________, 2007

Subject:          PetroHunter Energy Corporation

                  Financial statements

                  ___________________, 2007

         In accordance with our Credit and Security Agreement dated as of May __, 2007 (the "Credit Agreement"), attached are the financial statements of PetroHunter Energy Corporation (the "Borrower") as of and for __________________, 20__ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

         I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition and the results of its operations as of the date thereof.

                  EVENT OF DEFAULT.  (Check one):

         [ ] The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

         [ ] The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

                                      PETROHUNTER ENERGY CORPORATION



                                      By
                                        ----------------------------------------

                                      Its
                                         ---------------------------------------




                                    EXHIBIT B